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                                                                Exhibit 10(x)(6)

                                                              Loan Number: 58036
                                                       Servicing Number: 3180114

                        ENVIRONMENTAL INDEMNITY AGREEMENT

      This Environmental Indemnity Agreement (this "AGREEMENT") is made as of the 2nd day of April, 2004, by ASHWORTH EDC, LLC, a Delaware limited liability company, having an office at 2765 Loker Avenue West, Carlsbad, California 92008 (the "BORROWER"), and ASHWORTH INC., a Delaware corporation having an office at 2765 Loker Avenue West, Carlsbad, California 92008 (the "BORROWER PRINCIPAL"), in favor of BANK OF AMERICA, N.A., a national banking association, whose address is 214 North Tryon Street, Charlotte, North Carolina 28255, (together with its successors and/or assigns, "INDEMNITEE"), and the other Indemnified Parties. The Borrower and the Borrower Principal may be referred to herein individually and collectively as the "INDEMNITOR."

                                    RECITALS:

      The Borrower is the fee owner of that certain real property more particularly described in Exhibit A attached hereto (said real property, together with any real property hereafter encumbered by the lien of the Mortgage, being herein collectively referred to as the "LAND"; the Land, together with all structures, buildings and improvements now or hereafter located on the Land, being collectively referred to as the "PROPERTY"). The Indemnitee is prepared to make a loan (the "LOAN") to the Borrower in the principal amount of $11,650,000, to be evidenced by the Note and a certain Loan Agreement of even date herewith (the "LOAN AGREEMENT") and secured by, among other things, the Mortgage which will encumber the Property. This Agreement is not secured by the Mortgage or any other Loan Document (as defined in the Loan Agreement).

      The Indemnitee is unwilling to make the Loan unless the Indemnitor agrees to provide the indemnification, representations, warranties, and covenants and other matters described in this Agreement for the benefit of the Indemnified Parties.

                                   AGREEMENT:

      In order to induce the Indemnitee to make the Loan to the Borrower, and in consideration of the substantial benefit the Indemnitor will derive from the Loan, the Indemnitor agrees as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. As used in this Agreement, the following terms shall have the following meanings:

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      The term "LEGAL ACTION" means any claim, suit or proceeding, whether administrative or judicial in nature.

      The term "REMEDIATION" includes but is not limited to any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials; any actions to prevent, cure or mitigate any Release of any Hazardous Materials; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Materials or to anything referred to herein.

                                    ARTICLE 2

                                 INDEMNIFICATION

      2.1 Indemnification. The Indemnitor covenants and agrees at the Indemnitor's sole cost and expense, to protect, defend, indemnify, release and hold the Indemnified Parties harmless from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and arising out of or relating to any one or more of the following: (a) any presence of any Hazardous Materials in, on, above, or under the Property; (b) any past, present or threatened Release of any Hazardous Materials in, on, above, under or from the Property; (c) any activity by the Indemnitor, any person or entity affiliated with the Indemnitor, and any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Materials at any time located in, under, on or above the Property, or any actual or proposed remediation of any Hazardous Materials at any time located in, under, on or above the Property, whether or not such remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (d) any past, present or threatened non-compliance or violations of any Environmental Law (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by the Indemnitor, any person or entity affiliated with the Indemnitor, and any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Law; (e) the imposition, recording or filing or the threatened imposition, recording or filing of any lien with regard to any Hazardous Materials or pursuant to any Environmental Law encumbering the Property; (f) any acts of the Indemnitor, any person or entity controlled by the Indemnitor, and any tenant or other user of the Property in (i) arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of any Hazardous Materials at any facility or incineration vessel containing any such or similar Hazardous Materials or (ii) accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Materials which causes the incurrence of costs for remediation; and (g) a material breach by Borrower of (i) the representations and warranties contained in Section 12.1 of the Loan Agreement or (ii) the covenants contained in Section 12.2 of the Loan Agreement.

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      2.2 Duty To Defend and Attorneys' and Other Fee and Expenses. Upon written request by any Indemnified Party, the Indemnitor shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) with attorneys and other professionals approved by the Indemnified Parties in their sole discretion. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion and at their sole cost and expense, engage their own attorneys and other professionals to defend or assist them, and their attorneys shall control the resolution of any claim or proceeding, which resolution shall be on a reasonable basis, if, in the reasonable good faith determination of the Indemnified Parties, such action is necessary to protect the interests of the Indemnified Parties. In such case, the Indemnified Parties shall keep the Indemnitor advised on a periodic basis of the progress toward such resolution.

      2.3 Subrogation. The Indemnitor shall take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Materials at, in, on, under or near the Property or otherwise obligated by law to bear the cost thereof. The Indemnified Parties shall be and hereby are subrogated to all of the Indemnitor's rights now or hereafter in such claims.

      2.4 Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at a per annum rate equal to the lesser of (a) four percent (4%) plus the Note Rate or
(b) the maximum interest rate which the Indemnitor may by law pay or the Indemnified Parties may charge and collect, from the date payment was due.

      2.5 Survival; Release. The obligations and liabilities of the Indemnitor under this Agreement shall fully survive indefinitely, notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage. Notwithstanding the provisions of this Agreement to the contrary, the liabilities and obligations of Indemnitor hereunder shall not apply to the extent that Indemnitor can prove that such liabilities and obligations arose solely from Hazardous Materials that (i) were not present at the Property or were not in violation of Environmental Law prior to the date that (A) Indemnitee or its nominee acquired title to the Property (whether by foreclosure, exercise of power of sale or otherwise), (B) a receiver was appointed by a court of competent jurisdiction for the benefit of Lender or (C) Lender becomes a mortgagee-in-possession, and (ii) were not the result of any act or negligence of Indemnitor or any of Indemnitor's affiliates, agents or contractors. In the event of the satisfaction of the Mortgage upon payment in full of the Debt, Indemnitee shall release Indemnitor of its liability hereunder upon the delivery to Indemnitee of a Phase I environmental report in form and substance and prepared by a firm acceptable to Indemnitee in the exercise of its reasonable discretion, with the costs of such report, and any reasonable out-of-pocket costs of Indemnitee in connection therewith to be at the expense of Borrower. If applicable and upon reasonable conditions, Lender shall endeavor to provide Borrower with reasonable access to the Property to prepare such environmental report.

      2.6 Notice of Legal Actions. Each party hereto shall, within ten (10) Business Days of receipt thereof, give written notice to the other party hereto of (i) any written notice, written advice or other written communication from any governmental entity or any source whatsoever

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with respect to any Hazardous Materials on, from or affecting the Property, and
(ii) any Legal Action brought against such party or related to the Property, with respect to which the Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 5.1 hereof.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES AND COVENANTS

      3.1 General Representations and Warranties. The Indemnitor represents and warrants that:

            (a) if the Indemnitor is a corporation, partnership or limited liability company, (i) it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and (ii) the execution, delivery and performance of this Agreement by the Indemnitor has been duly and validly authorized by all requisite organizational action and is in the ordinary course of business of the Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of the Indemnitor.

            (b) if the Indemnitor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon the Indemnitor, enforceable in accordance with its terms;

            (c) compliance with this Agreement will not result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of, any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property is subject;

            (d) except as disclosed in writing to Indemnitee there is no action, suit, proceeding or investigation pending or, to Indemnitor's knowledge, threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Indemnitor, or in any material impairment of the right or ability of the Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of the Indemnitor, or which would invalidate this Agreement or any material provision hereof or any material action taken or to be taken in connection with the obligations of the Indemnitor described herein, or which would be likely to impair materially the ability of the Indemnitor to perform under the terms of this Agreement;

            (e) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

            (f) this Agreement constitutes a valid, legal and binding obligation of the Indemnitor, enforceable against it in accordance with the terms hereof.

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      3.2 Environmental Representations, Warranties and Covenants. The
Indemnitor hereby agrees that the representations, warranties and covenants contained in Sections 12.1 and 12.2 of the Loan Agreement are hereby made a part of this Agreement to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 4

                                     GENERAL

      4.1 Unimpaired Liability. The liability of the Indemnitor under this Agreement shall in no way be limited or impaired by, and the Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Mortgage, the Loan Agreement or any other document which evidences, secures or guarantees all or any portion of the Loan, or is executed and delivered in connection with the Loan (the "OTHER SECURITY DOCUMENTS") to or with the Indemnitee by the Indemnitor or any person who succeeds the Indemnitor or any person as owner of the Property. In addition, the liability of the Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Mortgage, the Loan Agreement or any of the Other Security Documents, (ii) subject to Section 2.5 hereof, any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Note, the Mortgage, the Loan Agreement or any of the Other Security Documents limiting the Indemnitee's recourse to the Property or to any other security for the Note, or limiting the Indemnitee's rights to a deficiency judgment against the Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by the Indemnitor under the Note, the Mortgage, the Loan Agreement or any of the Other Security Documents, or herein, (v) the release of the Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in the Note, the Mortgage, the Loan Agreement or any of the Other Security Documents by operation of law, the Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) the Indemnitee's failure to record the Mortgage or file any UCC financing statements (or the Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to the Indemnitor and with or without consideration.

      4.2 Enforcement. The Indemnified Parties may enforce the obligations of the Indemnitor without first resorting to or exhausting any security or collateral, or without first having recourse to the Note, the Mortgage, the Loan Agreement or any Other Security Documents or any of the Property, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent the Indemnitee, as permitted by applicable law, from suing on the Note, foreclosing, or exercising any power of sale under the Mortgage, or exercising any other rights and remedies thereunder or under the Loan Agreement or the Other Security Documents. This Agreement is not collateral or security for the debt of the Indemnitor pursuant to the Loan, unless the Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the debt of the Indemnitor pursuant to the Loan, which the Indemnitee is entitled to do in its sole discretion. It is not necessary for an Event of Default to have occurred pursuant to, and as defined in, the Loan Agreement for the Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision to the contrary contained in the Loan Agreement, the Note, the Mortgage or the Other Security Documents, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Loan Agreement; the indemnitor is fully and personally liable for obligations of Indemnitor under this Agreement, and Indemnitor's liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

      4.3 Waivers.

            (a) The Indemnitor hereby waives (i) any right or claim of right to cause a marshaling of the Indemnitor's assets or to cause the Indemnitee or the other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against the Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which the Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts of the Indemnitee or the other Indemnified Parties; (iii) the right to assert a counterclaim, except when such counterclaim is against a third (3rd) party, or a mandatory or compulsory counterclaim (or any other claim that must be waived at the time of response to any claim by Lender in order not to be waived), in any action or proceeding brought against or by the Indemnitee or the other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, the Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

            (b) THE INDEMNITEE AND THE INDEMNITOR EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE INDEMNITEE AND THE INDEMNITOR, AND THE INDEMNITEE AND THE INDEMNITOR ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF THE OTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE INDEMNITEE AND THE INDEMNITOR FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                                    ARTICLE 5

                                  MISCELLANEOUS

      5.1 Notices. All notices given hereunder shall be in writing to the Borrower Principal under the Loan Agreement and to the other party at the addresses set forth above and in the manner set forth in the Loan Agreement.

      5.2 No Third-Party Beneficiary. The terms of this Agreement are for the sole and exclusive protection and use of the Indemnified Parties. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party. It is agreed that those persons and entities included in the definition of the Indemnified Parties are not such excluded third party beneficiaries.

      5.3 Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

      5.4 No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      5.5 Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      5.6 Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "INDEMNITOR" shall be deemed to refer to each and every person or entity comprising the Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of the Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of the Indemnitor may be assigned except with the written consent of the Indemnitee. Each reference herein to the Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of the Indemnified Parties and their respective successors and assigns forever.

      5.7 Joint and Several Liability. If the Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several.

      5.8 Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

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      5.9 Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which the Indemnitee has under the Note, the Mortgage, the Loan Agreement or the Other Security Documents or would otherwise have at law or in equity.

      5.10 Inapplicable Provisions. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

      5.11 Governing Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located.

      5.12 Approvals. Wherever pursuant to this Agreement (i) the Indemnified Parties exercise any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to the Indemnified Parties, or (iii) any other decision or determination is to be made by the Indemnified Parties, the decision of the Indemnified Parties to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by the Indemnified Parties, shall be in the sole discretion of the Indemnified Parties, except as may be otherwise expressly and specifically provided herein.

      5.13 Legal Fee. Wherever pursuant to this Agreement it is provided that the Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of the Indemnified Parties with respect to retained firms.

                                    ARTICLE 6

                          SPECIAL CALIFORNIA PROVISIONS

      6.1 Waivers. The Indemnitor hereby waives:

            (a) an election of remedies by any Indemnified Party, even though that election of remedies, such as a non judicial foreclosure with respect to any security for the Loan (whether such security is real property or personal property), for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise,

            (b) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, or

            (c) without limiting the generality of the foregoing, the Indemnitor hereby expressly waives any and all benefits which might otherwise be available to the Indemnitor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2847, 2849, 2850, 2899 and 3433, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

      6.2 Loan Amount No Limitation. The amount of the Indemnitor's liability under this Agreement is unrelated to, and independent of, the amount of any loss that the Indemnitee may suffer by reason of the failure of the Loan to be repaid in full, and shall not be determined by

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reference to the amount of any Loan loss. No amount paid to any Indemnified
Party pursuant to this Agreement shall be considered to be paid on account of the Loan or any deficiency or loss suffered by the Indemnitee by reason of the failure of the Loan to be repaid in full. The enforcement of this Agreement by any Indemnified Party shall not be construed as an indirect attempt to recover any such Loan loss. The Indemnitor acknowledges that the Indemnitor may have liability under this Agreement even if the Loan is repaid in full by reason of a full credit bid at any foreclosure sale under the Mortgage, and that the amount of the Indemnitor's liability hereunder could exceed the entire amount paid by the Indemnitor for the Property.

      6.3 Legal Effect of Agreement. The Indemnitor and the Indemnitee agree that: (a) this Agreement is intended as the Indemnitee's written request for information (and the Indemnitor's response) concerning the environmental condition of the real Property security as required by California Code of Civil Procedure Section 726.5; and (b) each provision in this Agreement (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the real Property security is intended by the Indemnitee and the Indemnitor to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736, and as such it is expressly understood that the Indemnitor's duty to indemnify the Indemnitee hereunder shall survive: (i) any judicial or non judicial foreclosure under the Mortgage, or transfer of the Property in lieu thereof; (ii) the release and reconveyance or cancellation of the Mortgage; and (iii) the satisfaction of all of the Indemnitor's obligations under the Note, the Mortgage, the Loan Agreement and the Other Security Documents.

      6.4 Inspection Rights. The Indemnitee shall have the right to enter and inspect the Property for any Hazardous Materials pursuant to California Civil Code Section 2929.5, to obtain a court order to enforce that right, and to have a receiver appointed pursuant to California Code of Civil Procedure Section 564 to enforce the Indemnitee's right to enter and inspect the Property.

      6.5 Remedies. Upon any breach of this Agreement, the Indemnitee shall have the right to commence and maintain an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to foreclosure of the Property or after foreclosure of the Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred or advanced by the Indemnitee (collectively, the "ENVIRONMENTAL COSTS") relating to the cleanup, remediation or other response action required by any Environmental Laws or which the Indemnitee believes necessary to protect the Property.

      The Indemnitor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Note, the Mortgage, the Loan Agreement or the Other Security Documents, the Environmental Costs shall be exceptions to any non-recourse or exculpatory provision and the Indemnitor shall be fully and personally liable for the Environmental Costs hereunder and such liability shall not be limited to the original principal amount of the obligations secured by the Mortgage.

      6.6 Remedies Upon Environmental Impairment. Upon any Event of Default under the Note, the Mortgage, the Loan Agreement or the Other Security Documents, in addition to any

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

other remedies provided therein and applicable law, the Indemnitee shall have the right to waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure
Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against the Indemnitor and all of the Indemnitor's assets and property for the recovery of any deficiency, including, but not limited to, seeking an attachment order pursuant to California Code of Civil Procedure Section 483.010. As between the Indemnitee and the Indemnitor, for purposes of California Code of Civil Procedure Section 726.5, the Indemnitor shall have the burden of proving that the Indemnitor or any related party (or any affiliate or agent of the Indemnitor or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Materials. The Indemnitor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Note, the Mortgage, the Loan Agreement or the Other Security Documents, all judgments and awards entered against the Indemnitor under this Section and California Code of Civil Procedure Section 726.5 shall be exceptions to any non-recourse or exculpatory provisions of the Note, and the Indemnitor shall be fully and personally liable for all such judgments and awards entered against the Indemnitor.

      6.7 California Code Sections. This Agreement is intended to be cumulative of any rights of the Indemnitee under California Code of Civil Procedure Sections 564, 726.5 and 736 and under California Civil Code Section 2929.5. The Indemnitor hereby agrees that its liability hereunder shall not be affected by any restrictions or limitations which such statutes may contain.

      6.8 Survival. The indemnity in this Agreement is intended to be operable under 42 U.S.C. 9607(e)(1), and any successor section thereof, and shall survive the foreclosure, release or reconveyance of the Mortgage, whether by payment of the Loan or any deed-in-lieu of foreclosure of the Property.

      6.9 Border Zone Property. The Indemnitor represents and warrants to the Indemnitee that the Property has not been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. or any regulation adopted in accordance therewith, and there has been no occurrence or condition on any real Property adjoining or in the vicinity of the Property that is reasonably likely to cause the Property or any part thereof to be designated as Border Zone Property.

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      IN WITNESS WHEREOF, this Agreement has been executed by the Indemnitor and is effective as of the day and year first above written.

                                       BORROWER:

                                       ASHWORTH EDC, LLC, a Delaware limited
                                       liability company

                                       By: ASHWORTH INC., a Delaware corporation

                                           By: /s/Terence Tsang
                                               ---------------------------------
                                               Name: Terence Tsang
                                               Title: EVP, COO & CFO

                                       BORROWER PRINCIPAL:

                                       ASHWORTH INC., a Delaware corporation

                                           By: /s/Terence Tsang
                                               ---------------------------------
                                               Name: Terence Tsang
                                               Title: EVP, COO & CFO

                         [NO FURTHER TEXT ON THIS PAGE]

                                    EXHIBIT A

                           DESCRIPTION OF THE PROPERTY

All that portion of Lot 18 of Ocean Ranch Phase-1B, in the City of Oceanside, County of San Diego, State of California, as per the Map thereof No. 14329, filed in the Office of the County Recorder of San Diego on December 28, 2001, lying easterly of the following described line:

Commencing at the most southerly corner of said Lot 18, said corner also being on the northwesterly right-of-way line of Ocean Ranch Boulevard, 84.00 feet wide, as shown on said map; thence along said right-of-way line North 60 degress 56'00 East 75.60 feet to a line parallel with and 75.60 feet northeasterly of the southwesterly line of said Lot 18 and the True Point of Beginning; thence along said parallel line North 29 degrees 04'00" West 739.98 feet to the northerly line of said Lot 18.

Said parcel is shown as Parcel 2 of a Certificate of Compliance recorded at the request of the City of Oceanside on March 12, 2003 as Instrument No. 2003-0280480 of Official Records.

The foregoing metes and bounds legal description is a separate legal lot and comprises the entirety of Lot 18 as it exists as of the date of this Policy.